UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2014

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766
333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

On January 21, 2014, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that it, together with Icahn Enterprises Finance Corp., intends to commence an offering of its Senior Notes due 2022 (the “2022 Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended. The proceeds from the offering will be used for general partnership purposes. A copy of the press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

Item 9.01.           Financial Statements and Exhibits

(d) Exhibits

99.1 – Press Release dated January 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: January 21, 2014		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date January 21, 2014		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer